Endo International plc J.P. Morgan Healthcare Conference Paul Campanelli, President & CEO January 7, 2019 ©2018 Endo Pharmaceuticals, Inc. All rights reserved 0

Forward Looking Statements; Non-GAAP Financial Measures This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future projects” or similar expressions are forward looking statements. Because these statements reflect our current projected views, expectations and beliefs concerning future events, these forward looking statements involve risks and uncertainties. Although Endo believes that these forward looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this presentation. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in any forward looking statements. The forward looking statements in this presentation are qualified by these risk factors. Endo assumes no obligation to publicly update any forward looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law. ©2018 Endo Pharmaceuticals, Inc. All rights reserved 1

Strategic Priority Execution has Led to Smaller but Stronger Company. Continuing to Focus Investments on Differentiated Products to Drive Growth 1 2 3 Reshape our Organization Build Our Portfolio and Drive Margin Expansion for Success Capabilities for the Future and De-Lever y Simplify our business through y Enhance Generics pipeline through y Focus on differentiated/ centralization and unification investment in hard-to-produce assets intelligent product selection & technologies y Drive productivity improvements y Drive EBITDA margin improvements y Transform Branded business into a through operational execution and y Create a New Endo Culture highly focused Specialty business continuous improvements y Divest non-core assets y De-lever 3-4x range over time; committed to a highly disciplined capital allocation approach ©2018 Endo Pharmaceuticals, Inc. All rights reserved 2

Endo Focused on Expansion of Sterile Injectables, Specialty Businesses and High-Value Generics International U.S. Branded – U.S. Branded Pharmaceuticals: 29% Specialty & Established: Specialty & $108m 5% $633m Established 3Q18 Total YTD Sales: U.S. Generic $2,161m U.S. Branded Sales Pharmaceuticals: 35% U.S. Branded – Sterile $748m 31% Sterile Injectables: Injectables $671m International U.S. Branded – U.S. Pharmaceuticals: 27% Specialty & Established: 7% $729m Generics $189m 3Q17 Total YTD Sales: U.S. Branded – $2,700m Sterile Injectables: Sales U.S. Generic 21% 45% $554m International Pharmaceuticals: $1,228m ©2018 Endo Pharmaceuticals, Inc. All rights reserved 3

Branded Specialty business led by Xiaflex® growth. Preparing for commercialization of CCH

U.S. Branded Specialty & Established

U.S. Branded Sterile Injectables

U.S. Generics

International

- Strong specialty franchise focused on high margin branded products to treat conditions in urology and men's health, orthopedics and endocrinology
- Xiaflex® 22% Q3 revenue growth. Strong market penetration, with room for growth in both Peyronie's Disease and Dupuytren's Contracture
- Positioned to enter medical aesthetics with the first non-invasive injectable treatment for cellulite
- Strong commercial, marketing and distribution capabilities that will be leveraged for expansion into medical aesthetics
- U.S. Branded Specialty & Established revenue of $234M (Q3'17) and $220M (Q3'18), reduction driven by 2017 voluntary withdrawal of OPANA® ER

Specialty Branded Revenue ($M)


$150
$100
$50
$0
$114M
$128M
Xiaflex (+22%)
Other Specialty (+4%)
Q3'17
Q3'18

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U.S. Branded Sterile Injectable 2018 YTD Revenue Growth of >20%

U.S. Branded Specialty & Established

U.S. Branded Sterile Injectables

U.S. Generics

International

- Trusted manufacturer & distributor of Sterile Injectable products to hospital/critical care setting
- Currently offer 32 products, anchored by Vasostrict®
- Plan to expand sterile footprint & capabilities through planned Q1 2019 acquisition of Somerset and the Nevakar licensing agreement
- Positioned to expand 505(b) (2) products and to grow through expanding Ready-to-Use (RTU) and other higher-value products in hospital setting


Revenue ($M)
$250
$200
$150
$100
$50
$0
$202M
$237M
Vasostrict (+6%)
Adrenalin (+40%)
Other (+26%)
Q3'17
Q3'18

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U.S Generics: Proven Expertise in First-to-File & First-to-Market Applications y Focused on technically challenging, high barrier generic U.S. Branded products across multiple therapeutic areas Revenue ($M) Specialty & Established y Product rationalization and operational efficiencies have $350 improved product profitability $295M $300 y ~90 ANDA’s filed w/ FDA; ~1/3 are FTF/FTM U.S. Branded $258M Sterile y Expect 2019 to be transitional year as delayed competition is $250 Injectables realized with key Par product launches expected in late ‘19 $200 U.S. IQVIA Generics Sales ($ in Billions) U.S. $7.1 $150 $6.2 Generics $100 $4.1 $2.7 $50 $2.6 International $0 GEP $2.2 Q3'17 Q3'18 Source: IQVIA NSP Sales Data as of 9/30/18 [a] Par excludes Branded generic products (e.g., Vasostrict) included in our U.S. Sterile Injectables business ©2018 Endo Pharmaceuticals, Inc. All rights reserved 6

Key Growth Drivers

- **Xiaflex for Peyronie's Disease & Dupuytren's Contracture:** continued investment in consumer activation strategies; 22% growth YTD '18, primarily demand driven
- **CCH for the treatment of cellulite:** expect BLA filing in 2H19, commercial launch in 2H20. Exploring Ex-US options
- **Somerset Acquisition:** expect Q1'19 close with significant expansion of sterile portfolio
- **Nevakar Licensing Agreement:** 5 differentiated 505(b)(2) products expected in late 2020 to provide potential new treatments in the hospital and critical care environment
- **Select FTF/FTM Generic settlements or agreements:**

Product	FY'17 IQVIA/Brand Sales	Settlement/Terms
DEXILANT® (dexlansoprazole)	~$1,200m	Confidential terms
AFINITOR® (everolimus)	~$800m	Confidential terms
AMITIZA® (lubiprostone)	~$500m	Q1 2021
CIPRODEX® (ciprofloxacin; dexamethasone otic suspension)	~$450m	2020
KUVAN® (sapropterin)	~$400m	Q4 2020
GATTEX® (teduglutide)	~$300m	Confidential terms
SABRIL® (vigabatrin tablets)	~$200m	Confidential terms

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Positive Results from Phase 3 RELEASE-1 AND RELEASE-2 Studies

No Cellulite Therapy Currently in Market Has Been Studied as Extensively as CCH for Cellulite

Largest Cellulite Trial
Ever Conducted

845

Women Enrolled

18 and older
Moderate and Severe Cellulite

RELEASE-1 and RELEASE-2 are two identical multicenter, randomized, double-blind, placebo-controlled studies

Studies placed no limits on BMI, weight, and cellulite severity

Innovative Measurements Scale

Efficacy was assessed by both clinicians and patients using photonumeric cellulite severity scale developed by Endo and third-party experts and the scales were developed while consulting with the US Food and Drug Administration (FDA).

The validated Endo Cellulite Severity Scale used in the Phase 3 trial was accepted by and presented at 5 prestigious, peer-reviewed congresses, including the International Society for Pharmacoeconomics and Outcomes Research

Photonumeric Cellulite Severity Scale (PCSS) is a 5-point scale ranging from 0 (no cellulite) to 4 (severe cellulite)

Photonumeric Cellulite Severity Scale (PCSS)


0 None
1 Almost None
2 Mild
3 Moderate
4 Severe

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Phase 3: RELEASE-1 AND RELEASE-2 Studies

Primary Endpoint

2-Level Composite Response


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
CCH
Placebo
CCH
Placebo
P=0.006
RELEASE-1
P=0.002
RELEASE-2

Assessments were measured by a two-level response in both the Clinician-Reported Photonumeric Cellulite Severity Scale (CR-PCSS) and Patient-Reported Photonumeric Cellulite Severity Scale (PR-PCSS) scores.

Key Secondary Subject Endpoints

Patient Assessment

RELEASE-1		RELEASE-2	
Subject 1-level Response Patient-Reported Photonumeric Cellulite Severity Scale in Target Buttock (PR-PCSS)		Subject 1-level Response Patient-Reported Photonumeric Cellulite Severity Scale in Target Buttock (PR-PCSS)	
Treatment	Placebo	Treatment	Placebo
54.3%	36.2%	57.9%	29.6%

Subject Global Aesthetic Improvement

RELEASE-1		RELEASE-2	
"Improved" or "Very Improved" or "Very Much Improved" in Target Buttock		"Improved" or "Very Improved" or "Very Much Improved" in Target Buttock	
Treatment	Placebo	Treatment	Placebo
73.3%	43.2%	67.8%	24.1%

RELEASE-1 met 8 of 8 secondary endpoints
RELEASE-2 met 7 of 8 secondary endpoints. 1 secondary endpoint, 2-level composite response for non-target buttock, was not statistically significant (p = 0.03)

Most adverse events (AEs) were mild to moderate and primarily limited to the local injection area. The most common AEs were injection site bruising, injection site pain, injection site discoloration, injection site nodule and injection site pruritus.

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Source: Endo Phase 3 Studies of CCH in Patients with Cellulite; PRNewswire, November 7, 2018.

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CCH for Cellulite Patients Who Saw Improvement Were Substantially Happier. Improvement Seen with 1st Injection More Than 7 Out of 10 Subjects Saw a 1- Improvement After First Injection level Improvement in PR-PCSS in a Buttock CCH for Cellulite Placebo Patients who received CCH in the trial and saw Respondents in the study saw a significant a 1-level improvement in the PR-PCSS saw a separation from placebo after the 1st injection substantial increase (statistically significant against placebo, p<0.01) in PR-CIS Happy scores Additional Studies in Development Study 209 – Study focused on dosing and injection technique Study 212 – Open-label study focused on non-obese subjects with less severe cellulite Source: Endo Phase 3 Studies of CCH in Patients with Cellulite ©2018 Endo Pharmaceuticals, Inc. All rights reserved 10

Phase 3 - 2-PT Composite Change Day 1 Day 71 Source: Endo Phase 3 Studies of CCH in Patients with Cellulite ©2018 Endo Pharmaceuticals, Inc. All rights reserved 11

Phase 3 - 2-PT Composite Change Day 1 Day 71 Source: Endo Phase 3 Studies of CCH in Patients with Cellulite ©2018 Endo Pharmaceuticals, Inc. All rights reserved 12

Phase 3 - 1-PT Composite Change Day 1 Day 71 Source: Endo Phase 3 Studies of CCH in Patients with Cellulite ©2018 Endo Pharmaceuticals, Inc. All rights reserved 13

~ 6 Million U.S. Women are Potential Candidates for Cellulite Treatment U.S. Women Aged 25-541 64MM Age cohort most likely to treat cellulite Target BMI 18.5-29.92,3 42MM | 65% Predict normal and overweight patients will be interested HH Income $75K+1,3 20MM | 47% Consumers need disposable income to spend on treatment Self-Identify Cellulite3 10MM | 52% 52% of consumers acknowledge they have cellulite Bothered by Cellulite 6MM | 62%2,3 Consumers must be bothered by their cellulite to consider treatment 6MM Potential Candidates (36% are aesthetics- experienced) Potential market size may increase to over 11MM if the age range is increased to 21-59 Source 1: US Census Data, Release date December 2014 as more younger women are interested in treatment Source 2 US CDC Body Mass Index Values, 2007 – 2010 Source 3 Endo Custom Quantitative Market Opportunity Consumer Market Research 2017 (Screener & Sampled Universe) ©2018 Endo Pharmaceuticals, Inc. All rights reserved 14

Successful Execution on Strategic Priorities to Date, but Journey Continues y Significant progress achieved through the first phase of our multi-year turnaround plan y Transitioning to the next phase of our plan with a focus on continuing to build our portfolio and capabilities for the future y Continued strong liquidity profile and disciplined capital allocation approach; committed to de-leveraging overtime ©2018 Endo Pharmaceuticals, Inc. All rights reserved 15

©2018 Endo Pharmaceuticals, Inc. All rights reserved 16